AMENDMENT NUMBER ONE
to the
SERVICING AGREEMENT
dated as of August 1, 2005
by and between
IRWIN UNION BANK AND TRUST COMPANY
Servicer,
and
UBS REAL ESTATE SECURITIES INC.
Owner

This AMENDMENT NUMBER ONE is made this 2nd day of February, 2006, by and between IRWIN UNION BANK AND TRUST COMPANY, having an address at C/O IRWIN HOME EQUITY CORPORATION, 12677 Alcosta Blvd., Suite 500, San Ramon, California 94583 (the “Servicer”) and UBS REAL ESTATE SECURITIES INC., having an address at 1285 Avenue of the Americas, New York, New York 10019 (the “Owner”), to the Servicing Agreement, dated as of August 1, 2005, by and between the Servicer and the Owner (the “Agreement”).

RECITALS

WHEREAS, the Servicer and the Owner have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.

Amendment.

(A)

Effective as of February 2, 2006, the following definitions are hereby added to Section 1.01 of the Agreement in alphabetical order:

Commission: The United States Securities and Exchange Commission.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

Reconstitution Agreements: The agreement or agreements entered into by the Servicer and the Owner and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Reconstitution as provided in Section 10.02.

Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Sarbanes-Oxley Act: The Sarbanes-Oxley Act of 2002, as amended from time to time.

Securities Act: The Securities Act of 1933, as amended.

Securitization Servicer: As defined in Section 12.03(c).

Servicer Information: As defined in Section 12.07(a).

Servicing Criteria: The “servicing criteria” set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

(B)

Effective as of February 2, 2006, the following definitions in Section 1.01 of the Agreement are hereby deleted in their entirety and replaced with the following:

Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Master Servicer: With respect to any Securitization Transaction, the “master servicer,” if any, identified in the related transaction documents.

Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

(C)

Effective as of February 2, 2006, the definition of “Pass-Through Transfer” in Section 1.01 of the Agreement is deleted in its entirety and replaced with the following:

Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

(D)

Effective as of February 2, 2006, any reference to “Pass-Through Transfer” in the Agreement is deleted in its entirety and replaced with “Securitization Transaction”.

(E)

Effective as of February 2, 2006, Section 6.08 in the Agreement is deleted in its entirety and replaced with the following:

The Servicer shall not conduct any solicitation targeted to the Mortgagors for the purpose of inducing or encouraging the early prepayment or refinancing of the related Mortgage Loans.  It is understood and agreed that promotions undertaken by the Servicer or any agent or affiliate of the Servicer which are directed to the general public at large, including mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements, or from servicing the refinancing needs of a Mortgagor who, without solicitation, contacts the Servicer in connection with the refinance of such Mortgage or Mortgage Loan, shall not constitute solicitation under this Section 6.08.

(F)

Effective as of February 2, 2006, Section 9.01 of the Agreement amended by (i) replacing the “.” at the end of subpart (ix) with “; or” and (ii) inserting the following subpart immediately following subpart (ix):

(x) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 12.04 or 12.05 of this Agreement, which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or by any Master Servicer.

(G)

Effective as of February 2, 2006, Section 10.02 of the Agreement is hereby amended by (i) inserting the phrase “; and” at the end of subpart (f) and (ii) inserting the following subpart immediately following subpart (g):

(g)

deliver to the Owner such information, reports, letters and certifications as are required pursuant to Article XII and to indemnify the Owner and its affiliates as set forth in Article XII.

(H)

Effective as of February 2, 2006, any reference to Mary Rottman in Section 11.04 is hereby deleted in its entirety.

(I)

Effective as of February 2, 2006, Section 11.11 is hereby deleted in its entirety and replaced with the following:

Section 11.11

Third Party Beneficiary.

For purposes of Agreement including but not limited to Section 6.04 and Article XII, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

(J)

Effective as of February 2, 2006, Exhibit C of the Agreement is hereby deleted in its entirety and replaced with the Schedule One attached hereto.

(K)

Effective as of February 2, 2006, Schedule Two attached hereto is added as Exhibit F of the Agreement.

(L)

Effective as of February 2, 2006, the following provisions are added to the Agreement as Article XII:

ARTICLE XII
COMPLIANCE WITH REGULATION AB

Section 12.01

Intent of the Parties; Reasonableness.

The Owner and the Servicer acknowledge and agree that the purpose of Article XII of this Agreement is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Servicer acknowledges that investors in privately offered securities may require that the Owner or any Depositor provide comparable disclosure in unregistered offerings.  References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and, in each case, the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act) and the Sarbanes-Oxley Act. The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Servicer shall cooperate fully with the Owner and any Master Servicer to deliver to the Owner (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, the Master Servicer or any Depositor to permit the Owner, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer, and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.  In the event of any conflict between Article XII and any other term or provision in this Agreement, the provisions of Article XII shall control.

Section 12.02

Additional Representations and Warranties of the Servicer.

(a)

The Servicer shall be deemed to represent to the Owner, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Owner, any Master Servicer or any Depositor under Section 12.03 that, except as disclosed in writing to the Owner, such Master Servicer or such Depositor prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Servicer’s financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer or any Subservicer; and (vii) there are no affiliations, relationships or transactions relating to the Servicer or any Subservicer with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

(b)

If so requested by the Owner, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Owner, any Master Servicer or any Depositor under Section 12.03, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 12.03

Information to Be Provided by the Servicer.

In connection with any Securitization Transaction the Servicer shall (i) within five Business Days following request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (c) and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (d) of this Section.

(a)

[Reserved]

(b)

[Reserved]

(c)

If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and each Subservicer (each of the Servicer and each Subservicer, for purposes of this paragraph, a “Securitization Servicer”), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

(A)

the Securitization Servicer’s form of organization;

(B)

a description of how long the Securitization Servicer has been servicing residential mortgage loans; a general discussion of the Securitization Servicer’s experience in servicing assets of any type as well as a more detailed discussion of the Securitization Servicer’s experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Securitization Servicer’s portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Securitization Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

(1)

whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Securitization Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

(2)

the extent of outsourcing the Securitization Servicer utilizes;

(3)

whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Securitization Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

(4)

whether the Securitization Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

(5)

such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

(C)

a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Securitization Servicer’s policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

(D)

information regarding the Securitization Servicer’s financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Securitization Servicer could have a material adverse effect on the performance by the Securitization Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement;

(E)

information regarding advances made by the Securitization Servicer on the Mortgage Loans and the Securitization Servicer’s overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Securitization Servicer to the effect that the Securitization Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

(F)

a description of the Securitization Servicer’s processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

(G)

a description of the Securitization Servicer’s processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

(H)

information as to how the Securitization Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience; and

(I)

a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Securitization Servicer; and

(J)

a description of any affiliation or relationship between the Securitization Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Securitization Servicer by the Owner or any Depositor in writing in advance of such Securitization Transaction:

(1)

the sponsor;

(2)

the depositor;

(3)

the issuing entity;

(4)

any servicer;

(5)

any trustee;

(6)

any originator;

(7)

any significant obligor;

(8)

any enhancement or support provider; and

(9)

any other material transaction party.

(d)

For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) provide prompt notice to the Owner, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Servicer or any Subservicer, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer or any Subservicer (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation  or sale of substantially all of the assets of the Servicer, and (E) the Servicer’s entry into an agreement with a Subservicer or Subcontractor to perform or assist in the performance of any of the Servicer’s obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

(e)

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Owner, any Master Servicer and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(f)

In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)

any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)

material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB) to the extent such material breaches are known to Servicer; and

(iii)

information regarding any pool asset changes (such as, additions, substitutions or repurchases) (Item 1121(a)(14) of Regulation AB).

(g)

The Servicer shall provide to the Owner, any Master Servicer and any Depositor, such additional information as such party may reasonably request, including evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer’s performance hereunder.

Section 12.04

Servicer Compliance Statement.

On or before March 1 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, any Master Servicer and any Depositor a statement of compliance addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

Section 12.05

Report on Assessment of Compliance and Attestation.

(a)

On or before March 1 of each calendar year, commencing in 2007, the Servicer shall:

(i)

deliver to the Owner, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Owner, such Master Servicer and such Depositor) regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner, such Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the “Applicable Servicing Criteria” specified on Exhibit F hereto delivered to the Owner at the time of any Securitization Transaction;

(ii)

deliver to the Owner, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1 02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Section 12.06(b) to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and, to the extent required of such Subservicer or Subcontractor under Item 1123 of Regulation AB, to deliver to the Owner, any Master Servicer and any Depositor an annual compliance certificate as and when provided by Section 12.04, and to deliver to the Owner, any Master Servicer and any Depositor an assessment of compliance and accountants’ attestation as and when provided in paragraphs (a) and (b) of this Section; and

(iv)

deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Owner, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit C.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(b)

Each assessment of compliance provided by a Subservicer pursuant to Section 12.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit C hereto delivered to the Owner concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 12.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 12.06.

Section 12.06

Use of Subservicers and Subcontractors.

The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

(a)

It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subservicer. The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section and with Sections 12.02, 12.03(c), (e), (f) and (g), 12.04, 12.05 and 12.07 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 12.03(d) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 12.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 12.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 12.05 as and when required to be delivered.

(b)

It shall not be necessary for the Servicer to seek the consent of the Owner, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Owner, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 12.05 and 12.07 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 12.05, in each case as and when required to be delivered.

Section 12.07

Indemnification; Remedies.

(a)

The Servicer shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an “Indemnified Party”), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)

(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants’ letter or other material provided under this Article XII by or on behalf of the Servicer, or provided under this Article XII by or on behalf of any Subservicer or Subcontractor (collectively, the “Servicer Information”), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

(ii)

any breach by the Servicer of its obligations under this Article XII, including particularly any failure by the Servicer, Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XII, including any failure by the Servicer to identify pursuant to Section 12.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;

(iii)

any breach by the Servicer of a representation or warranty set forth in Section 12.02(a) or in a writing furnished pursuant to Section 12.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 12.02(b) to the extent made as of a date subsequent to such closing date; or

(iv)

the negligence bad faith or willful misconduct of the Servicer in connection with its performance under this Article XII.

If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Servicer on the other.

In the case of any failure of performance described in clause (a)(ii) of this Section, the Servicer shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer or any Subcontractor.

This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

(b)

(i)  Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required under this Article XII, or any breach by the Servicer of a representation or warranty set forth in Section 12.02(a) or in a writing furnished pursuant to Section 12.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 12.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Servicer and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(ii)

Any failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants’ letter when and as required under Section 12.04 or 12.05, including any failure by the Servicer to identify pursuant to Section 12.06(b) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants’ letter was required to be delivered shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

(iii)

The Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

SECTION 2.

Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.

Governing Law.  THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 4.

Counterparts.  This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 5.

Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.  This Amendment Number One shall apply to all Mortgage Loans subject to the Agreement notwithstanding that any such Mortgage Loans were purchased prior to the date of this Amendment Number One.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Servicer and the Owner have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

IRWIN UNION BANK AND TRUST COMPANY

(Servicer)

By:

Name:

Edwin K. Corbin

Title:

Vice President, Business Development –

Home Equity Lending

Attestation:

By:

Name:

Title:

Assistant Secretary – Home Equity

Lending

UBS REAL ESTATE SECURITIES INC.

(Owner)

By:

Name:

Title:

By:

Name:

Title:

SCHEDULE ONE

EXHIBIT C

FORM OF ANNUAL CERTIFICATION

Re:

The [                   ] agreement dated as of [      ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of [NAME OF SERVICER] certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[ ] that were delivered by the Servicer to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Servicer Servicing Information”);

(2)

Based on my knowledge, the Servicer Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

(3)

Based on my knowledge, all of the Servicer Servicing Information required to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

(4)

I am responsible for reviewing the activities performed by the Servicer as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Servicer and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer].  Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _________________________

By: _______________________________
Name:
Title:

SCHEDULE TWO

EXHIBIT F

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	[X]
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	[X]
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	[X]
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(vii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	[X] [if obligated under the transaction documents]